                                                                 EXHIBIT 10.10

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                               ALANEX CORPORATION

               WARRANT TO PURCHASE 450,000 SHARES OF COMMON STOCK

                Warrant No. 2                   June 28, 1996

                Void After 5:00 P.M., Pacific Time June 28, 2003

        THIS CERTIFIES that, for value received, Amgen Inc., a Delaware corporation, with its principal address at 1840 DeHavilland Drive, Thousand Oaks, CA 91320, or assigns (the "Holder"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Alanex Corporation, a California corporation, with its principal address at 3550 General Atomics Ct., San Diego, California 92121 the "Corporation"), up to 450,000 shares of the Common Stock of the Corporation.

        SECTION 1. Definitions. As used herein, the following terms shall have the following receptive meanings:

        (a) "Act" shall mean the Securities Act of 1933, as amended.

        (b) "Exercise Period" shall mean the period commencing with the date hereof and ending seven (7) years from the date hereof, unless sooner terminated as provided below.

        (c) "Exercise Price" shall mean the period commencing with the date hereof and ending seven (7) years from the date hereof, unless sooner terminated as provided below.

        (c) "Exercise Shares" shall mean the shares of the Corporation's Common Stock issuable upon exercise of this Warrant.

        SECTION 2.  Exercise of Warrant.

        2.1 Expiration. This Warrant may be exercised at any time or from time to time during the Exercise Period subject to the terms and conditions hereof. It shall expire at 5:00 P.M. Pacific Time, on June 28, 2003.

                                       1.

        2.2 Exercise. This Warrant may be exercised in full or in part at any time, or from to time, during the Exercise Period by delivery of the following to the Corporation as its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

        (a) An executed Notice of Exercise in the form attached hereto;

        (b) Payment of the Exercise Price either (i) in cash or by check, or
(ii) by cancellation of indebtedness; and

        (c)  This Warrant.

        Upon the exercise of the rights represented by this Warrant, a certificate or certificated for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised; provide, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Corporation, or a tender offer or an exchange offer for shares of Common Stock of the Corporation shall be made, upon such surrender of the Warrant and payment of the Exercise Price as aforesaid, the Corporation shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Exercise Shares issuable upon the exercise of such Warrant in the manner described in this sentence together with cash as provided in Section 6.

        The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

        The Warrant shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that the certificate evidencing the Warrant is exercised in respect of fewer than all of the exercise Shares issuable on such exercise at any time prior to the date of expiration of the Warrant, a new certificate evidencing the remaining Warrant will be issued and delivered as soon as practicable.

        SECTION 3.  Covenants of the Corporation.

        3.1 Covenants as to Exercise Shares. The Corporation covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly and validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will, at all times during the

                                       2.

Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

        3.2 No Dilution or Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but w8ill at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against dilution or other impairment.

        3.3 Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which his the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

        Section 4.  Representations of Holder.

        4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

        4.2  Securities Are Not Registered.

        (a) The Holder understands that the Warrant has not been, and the Exercise Shares will not be, registered under the Act on the basis that no distribution or public offering of the stock of the Corporation is to be effected. Holder covenants and agrees that, at the time of exercise hereof Holder will deliver to the Corporation a written statement that the Warrant Shares are being purchased for Holder's own account for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof 9or any portion thereof) and with no present intention of offering and distributing such securities
(or any portion thereof).

        (b) The Holder recognizes that the Warrant and Exercise Shares being acquired by it must be held indefinitely unless they are subsequently registered under the Act of an exemption from such registration is available. The Holder recognizes that the Corporation has

                                       3.

no obligation to register the Warrant or the Exercise Shares of the Corporation, or to comply with any exemption from such registration.

                (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the Holder has satisfied the Rule 144 holding period requirements. Among the conditions for use of the Rule is the availability of current information to the public about the Corporation. The Holder understands that the Corporation has not made such information available and has no present plans to do so.

                4.3  Disposition of Warrant and Exercise Shares.

                (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or the Exercise Shares in any event unless and until:

                        (i) The Corporation shall have received a letter secured by the Holder from Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                        (ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                        (iii) The Holder shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, the Holder shall have furnished the Corporation with an opinion of counsel for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act, and such opinion of counsel for the Holder shall be reasonably satisfactory to the Corporation and the Corporation shall have advised the Holder of such concurrence.

               (b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

                THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEE(S), AS PROVIDED IN THE BYLAWS OF THE CORPORATION.

                                       4.

                (c) The Holder further agrees that the Corporation (or a representative of the underwriters of the Corporation) may, in connection with the first underwritten registration of the offering of any securities of the Corporation under the Act, require that Holder not sell or otherwise transfer or dispose of all or any part of this Warrant or any Exercise Shares during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Corporation filed under the Act as may be requested by the Corporation or the representative of the underwriters; provided that all officers and directors and each holder of five percent (5%) or more of the Corporation's outstanding voting securities shall have agreed to market stand-off restrictions no less restrictive than those set forth in this Section 4(c). Holder further agrees that the Corporation may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                SECTION 5. Adjustment of Exercise Price and Number of Exercise Shares Issuable. The Exercise Price and the number of Exercise Shares issuable upon the exercise of the Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 5. For purposes of the Section 5, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Corporation and any other stock of the Corporation, however, designated, that has the right (subject to any prior rights of any class of series of preferred stock) to participate in any distribution of the assets or earnings of the Corporation without limit as to per share amount.

                (a)  Adjustment for Change in Capital Stock.

                     If the Corporation:

                     (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                     (2) subdivides its outstanding shares of Common Stock into a greater number of shares.

                     (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                     (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or preferred stock; or

                     (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Corporation which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.


                                       5.

                The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Corporation, the Corporation shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustments on terms comparable to those applicable to Common Stock in this Section.

                Such adjustment shall be made successively whenever any event listed above shall occur.

                (b)  Adjustment for Rights Issue.

                If the Corporation distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Exercise Price shall be adjusted in accordance with the formula.

                                                0 + (N x P)
                                                    -------
                                     E' = E  x         M
                                                    -------
                                                    O + N

where:

        E'  =  the adjusted Exercise Price.

        E   =  the current Exercise Price

        O   =  the number of shares of Common Stock outstanding on the record date.

        N   =  the number of additional shares of Common Stock offered.

        P   =  the offering price per share of the additional shares

        M   =  the current market price per share of the Common Stock on the record date.

                The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted


                                       6.

to what it would have been if "N" in the above formula had been the number of shares actually issued.

         (c)   Adjustment for Other Distributions.

               If the Corporation distributes to all holders of its Common Stock any of its assets (including but not limited to cash), debt securities, preferred stock, or any rghts or warrants to purchase debt securities, preferred stock, assets or other securities of the Corporation, the Exercise Price shall be adjusted in accordance with the formula:

                             E' = E x M - F
                                      -----
                                        M

where:

         E'    =    the adjusted Exercise Price.

         E     =    the current Exercise Price.

         M     =    the current market price per share of Common Stock on the
                    record date mentioned below.

         F     =    the fair market value on the record date for the assets,
                    securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value.

                    The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

                    This subsection does not apply to rights, options or warrants referred to subsection (b) of this Section 5.

         (d)   Adjustment for Common Stock Issue.

               If the Corporation issues shares of Common Stock for a consideration per share less than the current market price per share on the date the Corporation fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                          P
                                         ---
                             E' = E x O + M
                                      ------
                                          A

                                       7.

where:

         E'    =    the adjusted Exercise Price.

         E     =    the then current Exercise Price

         O     =    the number of shares outstanding immediately prior to the
                    issuance of such additional shares.

         P     =    the aggregate consideration received for the issuance of
                    such additional shares.

         M     =    the current market price per share on the date of issuance of such additional shares.

         A     =    the number of shares outstanding immediately after the
                    issuance of such additional shares.

                    The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                     This subsection (d) does not apply to:

                     (1) any of the transactions described in subsections (b) and (c) of this Section 5,

                     (2) the exercise of a Warrant, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

                     (3) Common Stock issued to the Corporation's employees, directors or consultants under bone fide benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (d) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant shall not exceed 10% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of antidilution adjustments thereunder).

                     (4) Common Stock issued upon the exercise of rights or warrants issued to the holders of Common Stock,

                     (5) Common Stock issued to shareholders of any person which merges into the Corporation in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

                                       8.

                     (6) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting or

                     (7) Common Stock issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except that any discount from the current market price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors and described in a Board resolution which shall be delivered to the Holder, shall exceed 20%).

         (e)   Adjustment for Convertible Securities Issue.

               If the Corporation issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this Section 5) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the current market price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:
                                          P
                                         ---
                             E' = E x O + M
                                      ------
                                      O + D

where:

         E'    =    the adjusted Exercise Price.

         E     =    the then current Exercise Price

         O     =    the number of shares outstanding immediately prior to the
                    issuance of such securities.

         P     =    the aggregate consideration received for the issuance of
                    such securities.

         M     =    the current market price per share on the date of issuance of such securities.

         D     =    the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

                    The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                    If all of the Common stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the

                                       9.

Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

              This subsection (e) does not apply to:

              (1) convertible securities issued to shareholders of any person which merges into the Corporation, or with a subsidiary of the Corporation, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger;

              (2) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting; or

              (3) convertible securities issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors and described in a Board resolution which shall be delivered to the Holder, shall exceed 20% of the then current market price).

          (f) Current Market Price.

              In subsections (b), (c), (d) and (e) of this Section 5 the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported NASDAQ, National Market System, or if the Common Stock is listed or a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed the last reported bid price of the Common Stock.
          In the absence of one or more such quotations, the Board of Directors of the Corporation shall determine the current market price on the basis of such factors as it in good faith considers appropriate.

          (g) Consideration Received.

              For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 5, the following shall apply:

              (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith;

                                      10.

                 (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determinations shall be conclusive, and described in a Board resolution;


                 (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Corporation for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Corporation upon the conversion or exchange thereof (there consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

       (h)       When De Minimis Adjustment Be Deferred.

                 No adjustment in the Exercise Price need to be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

                 All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

       (i)       When No Adjustment Required.

                 No adjustment need be made for a transaction referred to in subsections (a), (b), (c), (d) or (e) of this Section 5 if Warrant holders are to participate in the transaction on a basis and which notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

                 No adjustment need be made for rights to purchase Common Stock pursuant to a Corporation plan for reinvestment of dividends or interest.

                 No adjustment need be made for a change in the par value or no par value of the Common Stock.

                 To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

       (j) Notices to Warrant Holder. Upon any adjustment of the Exercise Price pursuant to Section 5, the Corporation shall promptly thereafter (i) cause to be filed with the Corporation a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Corporation (who may be the regular

                                      11.

       auditors of the Corporation) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based an setting forth the number of Exercise Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of the warrant certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 5 (j).

                  In case:

                                (1)       the Corporation shall authorize the
issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                                (2)       the Corporation shall authorize the
distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to subsection (a) of Section 5 hereof); or

                                (3)       of any consolidation or merger to
which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or of the conveyance or transfer of the properties and assets of the Corporation substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                                (4)       of the voluntary or involuntary
dissolution, liquidation or winding up of the Corporation; or


                                (5)       the Corporation proposes to take any
action (other than actions of the character described in Section 5(a)) which would require an adjustment of the Exercise Price pursuant to Section 5; then the Corporation shall cause to be given to each of the registered holders of the warrant certificates at his address appearing on the Warrant register, at least 20 days (or 10 days in any cased specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which is its expected that holders of

                                      12.

record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 5(j) or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

           Nothing contained in this Warrant or in any of the warrant certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Corporation or any other matter, or any rights whatsoever as shareholders of the Corporation.

           (k)        Voluntary Reduction.

           The Corporation from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

            Whenever the Exercise Price is reduced, the Corporation shall mail to Warrant holders a notice of the reduction. The Corporation shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

            A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b), (c),
(d) and (e) of this Section 5.

            (l)       Notice of Certain Transactions.

            If:

                      (1) the Corporation takes any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b),
(c), (d) or (e) of this Section 5 and if the Corporation does not arrange for Warrant holders to participate pursuant to subsection (i) of this Section 5;

                      (2) the Corporation takes any action that would require a supplemental Warrant Agreement pursuant to subsection (m) of this
Section 5; or

                      (3) there is a liquidation or dissolution of the Corporation, the Corporation shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The

                                      13.

        Corporation shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

               (m)     Reorganization of Corporation.

               If the Corporation consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Corporation, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Corporation shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

               If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee of lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

               If this subsection (m) applies, subsections (a), (b), (c), (d), and (e) of this Section 5 do not apply.

                (n)     Corporation Determination Final.

                Any determination that the Corporation or the Board of Directors must make pursuant to subjection (a), (c), (d), (e), (f), (g) or (i) of this
Section 5 is conclusive.

                (o)     When Issuance or Payment Be Deferred.

                In any case in which the Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Exercise Shares and other capital stock of the Corporation, if any, issuable upon such exercise over and above the Exercise Shares and other capital stock of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 6, provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Exercise Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

                                      14.

        (p)  Adjustment in Number of Shares.

             Upon each adjustment of the Exercise Price pursuant to this
Section 5 each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                       N' = N x E
                                                -
                                                E'

where:

        N' = the adjusted number of Exercise Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

        N = the number of Exercise Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

        E' =  the adjusted Exercise Price.

        E =   the Exercise Price prior to adjustment.

        This Section 5(p) shall terminate with respect to the adjustments contemplated by Sections 5(d) and (e) upon the effective date of the initial public offering of the Company's Common Stock.

        SECTION 6. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Corporation shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

        SECTION 7. Obtaining Stock Exchange Listings. The Corporation will from time to time take all action which may be necessary so that the Exercise Shares, immediately upon their issuance upon the exercise of the Warrant, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

        SECTION 8. No Stockholder Rights for Liability. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation. No provision hereof, in the absence of affirmative action by the Holder to purchase the Exercise

                                      15.

Shares, and no emuneration herein of the rights or privileges of the Holder shall give rise to any liability of the Holder as a shareholder of the Corporation.

        SECTION 9. Transfer of Warrant. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Corporation. Upon due presentation for registration of transfer of this Warrant at the office of the Corporation a new Warrant of like tenor and evidencing in the aggregate a like number of Exercise Shares shall be issued to the transferee(s) in exchange for this Warrant, subject to the limitations provided in this Warrant, without charge except for any tax or other governmental charge imposed in connection therewith.

        SECTION 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

        SECTION 11. Notices, etc. All notices and other communications thereunder shall be in writing and shall be deemed given if delivered personally, or mailed by registered or certified mail (return receipt requested) with postage prepaid, or sent by express courier service, to the parties at the following address (or at such address for a Party as shall be specified by like notice):.

        If to Amgen, addressed to:    Amgen, Inc.
                                      Amgen Center
                                      1840 DeHavilland Drive
                                      Thousand Oaks, CA 91320
                                      Attn: General Counsel and Secretary
                                      With a copy to:  Vice President,
                                                       Product Licensing

        If to Alanex, addressed to:   Alanex Corporation
                                      3550 General Atomics Court
                                      San Diego, California 92121
                                      Attn:  Dr. Marvin Brown

        SECTION 12. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

        SECTION 13. Governing Law. All questions concerning the construction, validity and interpretation of this Warrant and all issues concerning the relative rights of the Corporation and holders of its securities shall be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and performed wholly within the State of California.

        Section 14. Amendments, Waiver, Etc. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Corporation.

        Section 15. Payment of Taxes. The Corporation will pay all documentary stamp taxes attributable to the initial issuance of Exercise Shares upon the exercise of the Warrant, provided, however, that the Corporation shall be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any warrant certificates or any certificates for Exercise Shares in a name other than that of the registered holder of a warrant certificate surrendered upon the exercise of a Warrant, and the Corporation shall not be required to issue or deliver such warrant certificates unless or until the person or persons requested the issuance thereof shall have to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

        Section 16. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer as of June 28, 1996.

                                        ALANEX CORPORATION


                                        By /s/ Marvin R. Brown
                                           -------------------------
                                               Marvin R. Brown, M.D.
                                               President

Agreed to and accepted this  28th day of June, 1996.

AMGEN INC.



By: /s/  Illegible
   -----------------------------

Its: Senior Vice President
    ----------------------------


                                      17.

                               NOTICE OF EXERCISE

TO: ALANEX CORPORATION

         (1) The undersigned hereby elects to purchase ____________ shares of the Common Stock of Alanex Corporation (the "Corporation") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                 ____________________________
                       (Name)

                 ____________________________
                       (Address)

         (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Corporation's business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision regarding its investment in the Corporation; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Act, they must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has satisfied the Rule 144 holding period requirements that among the conditions for use of the Rule is the availability of current information to the public about the Corporation and the Corporation has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration

                                       1.

statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Corporation with an opinion of counsel reasonably satisfactory to the Corporation, stating that such registration is not required.

______________________             _______________________________
(Date)                                  (Signature)

                                       2.

                                 ASSIGNMENT FORM

                         (To assign the foregoing Warrant,
                         execute this form and supply required
                         information. Do not use this form to
                         purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:         __________________________________________________________________
                                 (Please Print)

Address:      __________________________________________________________________
                                 (Please Print)

              __________________________________________________________________

Dated:        ______________

Holder's
Signature:    __________________________________

Holder's
Address:      __________________________________

              __________________________________
Signature
Guaranteed:   __________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                       1.